COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

Supplement dated December 12, 2017 to

Summary Prospectus and Prospectus dated May 1, 2017

The Boards of Directors of Cohen & Steers Institutional Global Realty Shares, Inc. (the “Acquired Fund”) and Cohen & Steers Global Realty Shares, Inc. (the “Acquiring Fund”) have each approved a proposal to reorganize the Acquired Fund with and into the Acquiring Fund (the “Reorganization”). In the Reorganization, all of the assets and liabilities of the Acquired Fund will be transferred to the Acquiring Fund in exchange for Class I shares of common stock of the Acquiring Fund, which will be distributed to the Acquired Fund’s stockholders in complete liquidation of the Acquired Fund. More information about the Acquiring Fund and the definitive terms of the proposed Reorganization will be included in proxy materials and sent to stockholders of the Acquired Fund.

The proposed Reorganization is subject to certain conditions including approval by stockholders of the Acquired Fund. It is currently anticipated that proxy materials regarding the proposed Reorganization will be distributed to stockholders of the Acquired Fund in January 2018, and that a meeting of stockholders to consider the proposed Reorganization will be held in March 2018, although such meeting may be adjourned to a later date. If approved by stockholders of the Acquired Fund, the proposed Reorganization is expected to be completed by the end of March 2018, but in any event no later than June 30, 2018. In anticipation of the Reorganization, the last day for purchases and exchanges into the Acquired Fund will be at the close of business on March 21, 2018.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquiring Fund, nor is it a solicitation of any proxy. For information regarding the Acquiring Fund, or to receive a free copy of the prospectus/proxy statement relating to the proposed Reorganization once the registration statement relating to the proposed Reorganization filed with the Securities and Exchange Commission (“SEC”) has become effective, please call 800-330-7348 or visit www.cohenandsteers.com. The prospectus/proxy statement (when available) will contain important information about portfolio objectives, strategies, fees, expenses and risk considerations. The prospectus/proxy statement will also be available for free on the SEC’s website (www.sec.gov). Please read the prospectus/proxy statement carefully before making any decision to invest or when considering the proposed Reorganization.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE

IGRSPROSUPP-1217